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                                                                    EXHIBIT 99.3

                                                                  EXECUTION COPY


                  VOTING AGREEMENT, dated as of July 19, 2000 (this "Agreement"), among CNET Networks, Inc., a Delaware corporation ("CNET"), SOFTBANK America Inc., a Delaware corporation ("SOFTBANK"), the holder of at least a majority of the issued and outstanding shares of Z-D Common Stock and TD Merger Sub, Inc., a Delaware corporation that is a direct wholly owned subsidiary of CNET ("Merger Sub").

                                    RECITALS

                  CNET, Merger Sub and Ziff-Davis Inc., a Delaware corporation ("Z-D") propose to enter into an Agreement and Plan of Merger, dated as of July 19, 2000 (the "Merger Agreement"; capitalized terms used without definition herein having the meanings assigned to them in the Merger Agreement), pursuant to which Merger Sub would be merged (the "Merger") with and into Z-D.

                  As a condition of its entering into the Merger Agreement, CNET has requested that SOFTBANK agree, and SOFTBANK has agreed, to enter into this Agreement.

                  As of the date hereof, SOFTBANK is the record and beneficial owner of 71,619,355 shares of Z-D Common Stock (the "Existing Shares" and, together with any shares of Z-D Common Stock or other voting capital stock of Z-D acquired after the date hereof, whether upon the exercise of warrants, options, conversion of convertible securities or otherwise, SOFTBANK's "Shares"), representing in the aggregate 69.10% of the aggregate issued and outstanding shares of Z-D Common Stock.

                  Prior to the date hereof, CNET and SOFTBANK had no agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of the Shares.

                  In consideration for the agreements contained herein, prior to the date hereof, the board of directors of Z-D has approved the agreement of SOFTBANK to vote as provided in this Agreement.


                                    ARTICLE I

                                     VOTING

                  1.1 Agreement to Vote. SOFTBANK hereby agrees during the term of this Agreement that it shall, and shall cause the holder of record on any applicable record date to, at the request of CNET, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of stockholders of Z-D, however called, or in connection with any written consent of the holders of Z-D Common Stock, (a) if a meeting is held, appear at such meeting or otherwise cause the Shares to be counted as present thereat for purposes of establishing a quorum, and (b) vote or consent (or cause to be voted or consented), in person or by proxy, all Shares, and any other voting securities of Z-D (whether acquired heretofore or hereafter) that are

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beneficially owned or held of record by SOFTBANK or as to which SOFTBANK has, directly or indirectly, the right to vote or direct the voting (collectively, the "Subject Shares"), in favor of the approval and adoption of the Merger Agreement, the Merger and the transactions contemplated thereby. SOFTBANK further agrees to use its reasonable good faith efforts to cause the shareholders of Z-D to approve the Merger and the transactions and matters contemplated in connection therewith and to not, directly or indirectly, solicit or encourage any offer from any party concerning the possible disposition of all or any substantial portion of its business, assets or capital stock. In the event Z-D's board of directors does not call a meeting of its stockholders to approve the Merger and the transactions and matters contemplated in connection therewith, SOFTBANK agrees to take all action permitted under the amended and restated certificate of incorporation and bylaws of Z-D and under Delaware law necessary to call a meeting of its stockholders to approve the Merger and the transactions and matters contemplated in connection therewith. Nothing in this Agreement shall be deemed to interfere with the consummation of the Spin-Off, the payment of the Cash Dividend or any steps or actions that SOFTBANK must take in connection with the consummation of such transactions.

                  1.2 Proxy. SOFTBANK hereby agrees to grant to CNET a proxy to vote the Subject Shares as indicated in Section 1.1 above if SOFTBANK fails for any reason to vote the Subject Shares in accordance with Section 1.1. SOFTBANK agrees that such a proxy would be irrevocable and would be coupled with an interest and agrees that it will take such further action or execute such other instruments as may be necessary or desirable to effectuate the intent of such a proxy and hereby revokes any proxy previously granted by it with respect to the Subject Shares.

                  1.3 No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in CNET any direct or indirect ownership or incidence of ownership of or with respect to any Subject Shares. All rights, ownership and economic benefits of and relating to the Subject Shares shall remain vested in and belong to SOFTBANK, and CNET shall have no authority to manage, direct, superintend, restrict, regulate, govern, or administer any of the policies or operations of Z-D or exercise any power or authority to direct SOFTBANK in the voting of any of the Subject Shares, except as otherwise provided herein, or in the performance of SOFTBANK's duties or responsibilities as a stockholder of Z-D.

                  1.4 No Inconsistent Agreements. SOFTBANK hereby covenants and agrees that, except as contemplated by this Agreement and the Merger Agreement, SOFTBANK (a) has not entered, and shall not enter at any time while this Agreement remains in effect, into any voting agreement or voting trust with respect to the Shares and (b) has not granted, and shall not grant at any time while this Agreement remains in effect, a proxy or power of attorney with respect to the Shares, in either case, which is inconsistent with SOFTBANK's obligations pursuant to this Agreement.


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                                   ARTICLE II

                        REPRESENTATIONS AND WARRANTIES OF
                                    SOFTBANK

                  SOFTBANK hereby represents and warrants to CNET as follows:

                  2.1 Authorization; Validity of Agreement; Necessary Action. SOFTBANK has full power and authority to execute and deliver this Agreement, to perform SOFTBANK's obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by SOFTBANK of this Agreement and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by SOFTBANK and no other actions or proceedings on the part of SOFTBANK are necessary to authorize the execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby. This Agreement has been duly executed and delivered by SOFTBANK, and, assuming this Agreement constitutes a valid and binding obligation of CNET, constitutes a valid and binding obligation of SOFTBANK, enforceable against it in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors' rights generally, and
(ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  2.2 Shares. The Existing Shares are, and all of SOFTBANK's Shares from the date hereof through and on the Closing Date have been and will be, owned beneficially and of record by SOFTBANK (subject to any dispositions of Shares permitted by Section 4.1(a) hereof). As of the date hereof, the Existing Shares constitute all of the Shares owned of record or beneficially by SOFTBANK. SOFTBANK has or will have sole voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth in Article I hereof, and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Existing Shares and with respect to all of the Shares on the Closing Date, with no limitations, qualifications or restrictions on such rights, subject to applicable federal securities laws and the terms of this Agreement.

                  2.3 No Conflicts. No filing with, and no permit, authorization, consent or approval of, any state or federal public body or authority is necessary for the execution of this Agreement by SOFTBANK and the consummation by SOFTBANK of the transactions contemplated hereby (other than (i) filings under the DGCL required to effect the Merger, (ii) the filing of a pre-merger notification and report form by Z-D under the HSR, (iii) the filing of the Form S-4 and the Joint Proxy Statement/Prospectus by CNET and Z-D in connection with the Merger, or (iv) as otherwise contemplated by the Merger Agreement) and neither the execution and delivery of this Agreement by SOFTBANK nor the consummation by SOFTBANK of the transactions contemplated hereby nor compliance by SOFTBANK with any of the provisions hereof shall conflict with or result in any breach of any organizational documents applicable to SOFTBANK, result in a violation or breach of, or constitute (with or without notice or lapse of

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time or both) a default (or give rise to any third-party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which SOFTBANK is a party or by which its properties or assets may be bound or violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to SOFTBANK or any of its properties or assets.

                  2.4 No Liens. The Existing Shares are held by SOFTBANK, or by a nominee or custodian for the exclusive benefit of SOFTBANK, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever, except for any encumbrances arising hereunder and agreements existing prior to the date hereof between SOFTBANK and Z-D, as the same may be amended pursuant to this Agreement.

                                   ARTICLE III

              REPRESENTATIONS AND WARRANTIES OF CNET AND MERGER SUB

                  3.1 Representations and Warranties of CNET and Merger Sub. CNET and Merger Sub jointly and severally represent and warrant to Softbank as follows:

                  3.2 Power: Binding Agreement. CNET and Merger Sub have full corporate power and authority to execute and deliver this Agreement and to perform all of their respective obligations under this Agreement. This Agreement has been duly and validly executed and delivered by CNET and Merger Sub and constitutes a valid and binding agreement of CNET and Merger Sub, enforceable against each of them in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors' rights generally, and
(ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  3.3 No Conflicts. No filing with, and no permit, authorization, consent or approval of, any state or federal public body or authority is necessary for the execution of this Agreement by CNET or Merger Sub and the consummation by CNET or Merger Sub of the transactions contemplated hereby and neither the execution and delivery of this Agreement by CNET or Merger Sub nor the consummation by CNET or Merger Sub of the transactions contemplated hereby nor compliance by CNET or Merger Sub with any of the provisions hereof shall conflict with or result in any breach of any organizational documents applicable to CNET or Merger Sub, as the case may be, result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third-party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which CNET or

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Merger Sub is a party or by which CNET's or Merger Sub's properties or assets may be bound or violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to CNET or Merger Sub or any of CNET's or Merger Sub's properties or assets.


                                   ARTICLE IV

                                 OTHER COVENANTS

                  4.1 Further Agreements of SOFTBANK.

                      (a) SOFTBANK hereby agrees, while this Agreement is in effect, and except as contemplated hereby, not to sell, transfer, pledge, encumber, assign or otherwise dispose of (collectively, a "Transfer") or enforce or permit the execution of the provisions of any redemption, share purchase or sale, recapitalization or other agreement with Z-D or enter into any contract, option or other arrangement or understanding with respect to the offer for sale, sale, transfer, pledge, encumbrance, assignment or other disposition of, any of its Existing Shares, any Shares acquired after the date hereof, any securities exercisable for or convertible into Z-D Common Stock, any other capital stock of Z-D or any interest in any of the foregoing with any Person, except to a Person who agrees in writing, in an instrument reasonably acceptable to CNET, to be bound by this Agreement as a Stockholder and be subject to Section 1.1 and except for the Transfer to Z-D of not more than 165,000 Existing Shares in connection with the exercise of certain Z-D Stock Options which were issued in exchange for SOFTBANK stock options.

                      (b) In the event of a stock dividend or distribution, or any change in Z-D Common Stock by reason of any stock dividend or distribution, or any change in Z-D Common Stock by reason of any stock dividend, split-up, recapitalization, combination, exchange of shares or the like, the term "Shares" shall be deemed to refer to and include the Shares as well as all such stock dividends and distributions and any securities into which or for which any or all of the Shares may be changed or exchanged or which are received in such transaction, other than the stock dividend contemplated by the Spin-Off.

                  4.2 Rights of First Refusal. SOFTBANK hereby covenants and agrees that it hereby waives, and will cause each of its Affiliates to waive, any right of first refusal, termination provision or similar right under the the Joint Venture Agreement dated as of January 1, 2000 by and between Softbank Media & Marketing Corp, Ziff-Davis Inc., through its ZDNet Division, and Yahoo! Japan Corporation that would otherwise become exercisable upon execution of the Merger Agreement and/or consummation of the Merger or the other transactions contemplated thereby. In addition, SOFTBANK hereby covenants and agrees that it will not exercise, and will cause each of its Affiliates not to exercise, any registration rights with respect to Z-D Common Stock or Z-D Net Common Stock from the date of this Agreement through the Effective Date.



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         4.3 Acquisition Proposals. Without limitation on any of its other obligations under this Agreement, SOFTBANK hereby covenants and agrees that neither it nor any of its Subsidiaries nor any of the officers and directors of it or its Subsidiaries (including, without limitation, Z-D) shall, and that it shall use its reasonable best efforts to cause its and its Subsidiaries' employees, agents and representatives (including any investment banker, attorney or accountant retained by it or any of its Subsidiaries) not to, directly or indirectly, (i) initiate, solicit, encourage or knowingly facilitate any inquiries or the making of any proposal or offer with respect to, or a transaction to effect, an Acquisition Proposal with respect to Z-D or any of its Significant Subsidiaries, (ii) have any discussion with or provide any confidential information or data to any Person relating to an Acquisition Proposal, or engage in any negotiations concerning an Acquisition Proposal, or knowingly facilitate any effort or attempt to make or implement an Acquisition Proposal, in each case with respect to Z-D or any of its Significant Subsidiaries, (iii) approve, vote in favor of, consent to or recommend, or propose publicly to approve or recommend, any Acquisition Proposal with respect to Z-D or any of its Significant Subsidiaries or (iv) approve, vote in favor of, consent to or recommend, or propose to approve or recommend, or execute or enter into, any letter of intent, agreement in principle, merger agreement, acquisition agreement, option agreement or other similar agreement or propose publicly or agree to do any of the foregoing related to any Acquisition Proposal with respect to Z-D or any of its Significant Subsidiaries. SOFTBANK agrees that it will promptly keep the other party informed of the status and terms of any such proposals. SOFTBANK further agrees that it will, and will cause its officers, directors and representatives to, immediately cease and cause to be terminated any activities, discussions or negotiations existing as of the date of this Agreement with any parties conducted heretofore with respect to any Acquisition Proposal with respect to Z-D or any of its Significant Subsidiaries and that it will use reasonable best efforts to promptly inform its directors, officers, key employees, agents and representatives of the obligations undertaken in this Section 4.3.

                                    ARTICLE V

                                  MISCELLANEOUS

         5.1 Termination. This Agreement shall terminate and no party shall have any rights or duties hereunder upon the earlier of (a) the Effective Time or (b) termination of the Merger Agreement pursuant to Section 7.1 thereof. Nothing in this Section 5.1 shall relieve or otherwise limit any party of liability for breach of this Agreement. Upon any termination of this Agreement, this Agreement shall thereupon become void and of no further force and effect, and there shall be no liability in respect of this Agreement or of any transactions contemplated hereby on the part of any party hereto or any of its directors, officers, partners, members, stockholders, employees, agents, advisors, representatives or affiliates; provided, however, that nothing herein shall relieve any party from any liability for such party's material breach of this Agreement; and provided further that nothing in this Section 5.1 shall limit, restrict, impair, amend or otherwise modify the rights, remedies, obligations or liabilities of any person under any other contract or agreement, including, without limitation, the Merger Agreement.


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         5.2 Further Assurances. From time to time, at the other party's request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further action as may be necessary or appropriate to consummate the transactions contemplated by this Agreement.

         5.3 Noninterference. SOFTBANK hereby agrees and covenants that it shall not, directly or indirectly, take any action that would make any representation or warranty contained herein untrue or incorrect or have the effect of preventing or disabling SOFTBANK from performing its obligations under this Agreement.

         5.4 Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or by telecopy or facsimile, upon confirmation of receipt, (b) on the first Business Day following the date of dispatch if delivered by a recognized next-day courier service, or (c) on the tenth Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

             (a)   if to CNET to:

                   Cnet Networks, Inc.
                   150 Chestnut Street
                   San Francisco, CA 94111
                   Fax: (415) 364-9330
                   Attention:  Sharon Le Duy
                               General Counsel

                   with a copy to:

                   Simpson Thacher & Bartlett
                   3373 Hillview Avenue
                   Suite 250
                   Palo Alto, California  94304
                   Attention:  Daniel Clivner, Esq.
                   Fax:  (650) 251-5002


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             (b)   if to SOFTBANK to:

                   Softbank America Inc.
                   10 Langley Road, Suite 403
                   Newton Center, Massachusetts 02459
                   Attention: Ronald Fisher

                   Fax: (617) 928-9301

                   with a copy to:

                   Sullivan & Cromwell
                   125 Broad Street
                   New York, New York 10004-2498
                   Fax: (212) 558-3588
                   Attention:  Alan Sinsheimer, Esq.

         5.5 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that both parties need not sign the same counterpart.

         5.6 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware, without regard to conflicts of laws principles thereof.

         5.7 Submission to Jurisdiction; Waivers. Each of SOFTBANK and CNET irrevocably agrees that any legal action or proceeding with respect to this Agreement or for recognition and enforcement of any judgment in respect hereof brought by the other party hereto or its successors or assigns may be brought and determined in the Chancery or other Courts of the State of Delaware, and each of CNET and SOFTBANK hereby irrevocably submits with regard to any such action or proceeding for itself and in respect to its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts. Each of SOFTBANK and CNET hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise),
(c) to the fullest extent permitted by applicable law, that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper and (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts and (d) any right to a trial by jury.


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         5.8 Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

         5.9 Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that the parties shall be entitled to specific performance of the terms hereof, this being in addition to any other remedy to which they are entitled at law or in equity, including without limitation injunctive relief.

         5.10 Entire Agreement. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

                [Remainder of this page intentionally left blank]




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                  IN WITNESS WHEREOF, CNET, SOFTBANK and Merger Sub have caused this Agreement to be signed by their respective officers or other authorized persons thereunto duly authorized as of the date first written above.

                              CNET NETWORKS, INC.


                              By: /s/ Shelby Bonnie
                                 ---------------------
                                 Name:  Shelby Bonnie
                                 Title: Chief Executive Officer


                              SOFTBANK AMERICA INC.


                            By:   /s/ Ronald D. Fisher
                                 ---------------------
                                 Name:  Ronald D. Fisher
                                 Title: Director


                              TD MERGER SUB, INC.


                              By: /s/ Shelby Bonnie
                                 ---------------------
                                 Name:  Shelby Bonnie
                                 Title: Chief Executive Officer